Policyholder claims and benefits	12 Months Ended
Dec. 31, 2021
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Policyholder claims and benefits
12 Policyholder claims and benefits

	2021	2020	2019

Benefits and claims paid life	20,019	16,016	18,824

Benefits and claims paid non-life	1,441	1,489	1,635

Change in valuation of liabilities for insurance contracts	18,138	22,433	30,679

Change in valuation of liabilities for investment contracts	2,291	2,086	5,768

Other	(38)	(19)	(50)

Total	41,852	42,006	56,856
Policyholder claims and benefits includes claims and benefits in excess of account value for products for which deposit accounting is applied and the change in valuation of liabilities for insurance and investment contracts. The lines ‘‘Change in valuation of liabilities for insurance contracts’’ and ‘‘Change in valuation of liabilities for investment contracts’’ reflect movements in technical provisions resulting from “Net fair value change on for account of policyholder financial assets at fair value through profit or loss” included in note 10 Results from financial transactions of EUR 23,811 million positive (2020: EUR 20,982 million positive, 2019: EUR 33,188 million positive). In addition, the line ‘‘Change in valuation of liabilities for insurance contracts’’ includes a decrease of technical provisions for life insurance contracts of EUR 1,095 million (2020: increase of EUR 3,412 million, 2019: increase of EUR 2,490 million).
Aegon launched a lump-sum buy-out program in July 2021 for policyholders of variable annuities with GMIB riders whose financial objectives may have changed since the issuance of their policies. The execution of the lump-sum buy-out program resulted in a charge of EUR 49 million as recorded in “Policyholder claims and benefits”, to record actual and expected offer acceptances.